Exhibit 10.4.2

SECOND AMENDMENT AND RELEASE

THIS AMENDMENT AND RELEASE (“Release”) is made and entered into and is effective for all purposes and in all respects as of the 1st day of April, 1998 (the “Effective Date”), by and among MCN Investment Corporation, a Michigan corporation, TransCanada PipeLines Limited, a Canadian corporation, TransCanada Pipeline USA Ltd., a Nevada corporation, EI Paso Natural Gas Company, a Delaware corporation, Gaz Metropolitain and Company, Limited Partnership, constituted under the laws of the Province of Quebec, Granite State Gas Transmission, Inc., a New Hampshire corporation, and NIPSCO Capital Markets, Inc., an Indiana corporation (referred to collectively herein as the “Sponsors”), Portland Natural Gas Transmission System, a Maine general partnership (the “Partnership”), and Bank of Montreal and TD Securities (USA), Inc., (collectively, the “Lenders”).

WHEREAS, the Sponsors are each affiliates of the partners in the Partnership,

WHEREAS, the Bank of Montreal and TD Securities (USA), Inc., have provided the Partnership with a commitment to underwrite the credit facilities to be used to finance the gas pipeline project to be undertaken by the Partnership (the “Project”), in an aggregate principal amount not to exceed $256,100,000, pursuant to the terms of a Commitment Letter dated December 16, 1997, as extended by letter dated March 26, 1998, and as amended by the “Amendment and Release” dated March 31, 1998 (the “Commitment Letter”),

WHEREAS, each Sponsor, other than NIPSCO Capital Markets, Inc., agreed to be severally responsible for the payments due to Bank of Montreal and TD Securities (USA), Inc. under the Commitment Letter, in the percentage amount set forth in the “Amendment and Release” dated March 31, 1998,

WHEREAS Natural Gas Development, Inc has sold fifty percent of its percentage interest in the Partnership to NI Energy Services Development Corp., an affiliate of NIPSCO Capital Markets, Inc., and pursuant to the Fourth Amendment to Amended and Restated Partnership Agreement, NI Energy Services Development Corp. is admitted to the Partnership as of April 1, 1998,

WHEREAS the Lenders and the Sponsors have agreed to further amend the Commitment Letter by NIPSCO Capital Markets, Inc.’s entering into the Commitment Letter, as amended, and agreeing to be bound by its terms,

NOW, THEREFORE, in consideration of the premises (which are deemed a material and substantive part of this Release), the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Release, intending legally to be bound, agree as follows:

(1)           By its signature below, NIPSCO Capital Markets, Inc. hereby agrees to enter into and be bound by the terms of the Commitment Letter; and further agrees to be severally (and not jointly) responsible for 9.53% of the obligations and liabilities of the Commitment Letter retroactive to December 16, 1997.

(2)   Each of the Sponsors, other than NIPSCO Capital Markets, Inc., agrees that the percentage following its printed name on the signature pages of the Commitment Letter is hereby amended to reflect the following percentages (as applicable), retroactive to December 16, 1997:

TransCanada PipeLines Limited TransCanada Pipeline USA Ltd. (jointly and severally)	21.41%

MCN investment Corporation	21.41%

Granite State Gas Transmission, Inc.	9.53%

El Paso Natural Gas Company	19.06%

Gaz Metropolitan and Company, Limited Partnership	19.06%

(3)   Granite State Gas Transmission, Inc. is hereby partially released of its obligations and liabilities under the Commitment Letter to the extent that the percentage following its printed name on the signature pages of the Commitment Letter is reduced to the percentage reflected in Paragragh (2) above.

(4)   Counterparts. This Amendment and Release may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be binding.

(5)   Except as specifically set forth herein, the Commitment Letter continues unmodified and in full force and effect.

[SIGNATURES APPEAR ON THE NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have duly executed this Release as of the Effective Date.

MCN INVESTMENT CORPORATION		TRANSCANADA PIPELINES LIMITED

By:		By:	/s/ [ILLEGIBLE]
Name:		Name:	[ILLEGIBLE]
Its:		Its:	[ILLEGIBLE]

TRANSCANADA PIPELINE USA, LTD.		EL PASO NATURAL GAS COMPANY

By:	/s/ [ILLEGIBLE]	By:
Name:	[ILLEGIBLE]	Name:
Its:	Vice President / Vice President	Its:

GAZ METROPOLITAN AND COMPANY,		GRANITE STATE GAS TRANSMISSION, INC.
LIMITED PARTNERSHIP,
By its general partner,
GAZ METROPOLITAIN, INC.

By:		By:
Name:		Name:
Its:		Its:

NIPSCO CAPITAL MARKETS, INC.		PORTLAND NATURAL. GAS TRANSMISSION SYSTEM

By:		By:
Name:		Name:
Its:		Its:

BANK OF MONTREAL		TD SECURITIES (USA), INC.

By:		By:
Name:		Name:
Its:		Its:

RESOLUTION OF MANAGEMENT COMMITTEE

The undersigned, being all of the members of the Management Committee of Portland Natural Gas Transmission System (the “Management Committee”), by their signatures below, adopt the following resolution effective as of April 1, 1998:

RESOLVED, that in connection with the admission of NI Energy Services Development Corp., the “Second Amendment and Release” of the Commitment Letter dated December 16, 1997, as extended by letter dated March 26, 1998, and as amended by the “Amendment and Release dated March 31, 1998, is hereby approved in the form presented to the Management Committee,

FURTHER RESOLVED, that E.J. Holm, Chairman of the Management Committee, is hereby authorized in the name and on behalf of Portland Natural Gas Transmission System, to execute and deliver the same “Second Amendment and Release,” and such other documents as may be necessary in connection with the admission of NI Energy Services Development Corp. as a Partner,

By:
Printed Name:
Representative of:	NATURAL GAS DEVELOPMENT, INC.

By:
Printed Name:
Representative of:	EL PASO ENERGY PORTLAND CORPORATION

By:
Printed Name:
Representative of:	GAZ METRO PORTLAND CORP.

By:	/s/ [ILLEGIBLE]
Printed Name:	[ILLEGIBLE]
Representative of:	TCPL PORTLAND, INC.

[SIGNATURES CONTINUE ON NEXT PAGE]

[SIGNAIURES CONTINUED FROM PREVIOUS PAGE]

By:
Printed Name:
Representative of:	MCNIC EAST COAST PIPELINE COMPANY

By:
Printed Name:
Representative of:	NI ENERGY SERVICES DEVELOPMENT CORP.

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